SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 7, 2000

                        EGAIN COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      0-30260                   77-0466366
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


         455 W. MAUDE AVENUE, SUNNYVALE, CA                  94086
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip Code)

                                 (408) 733-7400
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 7, 2000, Big Science Company ("BSC"), a Georgia corporation, merged with and into eGain Communications Corporation, a Delaware corporation (the "Company"), pursuant to the Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), dated as of February 7, 2000, by and among the Company, BSC and certain shareholders of BSC. Pursuant to the terms of the Reorganization Agreement, each outstanding share of BSC common stock was converted into 0.02159069 shares of the Company's common stock. The Reorganization Agreement provides that 15% of the shares to be issued to the BSC shareholders will be put in escrow pursuant to the Escrow Agreement dated as of March 7, 2000 by and among US Bank, N.A. (as escrow agent), the Company, BSC and the BSC shareholder representatives, until March 7, 2001. In addition, each option to acquire BSC common stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase that number of shares of the Company into which the shares of BSC common stock underlying the option would have been converted in the merger. The Company issued 739,583 shares of Common Stock in the Merger and assumed options that can be exercised for approximately 49,962 shares of the Company's common stock.

         The exchange ratios were determined through negotiations between the managements of the Company and BSC, and were approved by the respective boards of directors of each company. Shareholders of BSC approved the Merger through written consents to action in lieu of a shareholder meeting.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

                  The financial statements of BSC are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

(b)      Pro Forma Financial Information.

                  The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report of Form 8-K.

(c)      Exhibits.

                  The following exhibit is filed herewith:

                           2.1    Agreement and Plan of Merger and
                                  Reorganization dated February 7, 2000,
                                  together with Exhibits.

                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 21, 2000

                                          eGAIN COMMUNICATIONS CORPORATION



                                          By        /s/ Ashutosh Roy
                                            -----------------------------------
                                                       Ashutosh Roy
                                                  Chief Executive Officer

                                      -3-

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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

  2.1 Agreement and Plan of Merger and Reorganization dated February 7, 2000, together with Exhibits